UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2021

LOEWS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6541	13-2646102
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue
New York, New York
10065-8087

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 521-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Loews Corporation (the “Company”) held its 2021 Annual Meeting of Shareholders on May 11, 2021 (the “Annual Meeting”).
(b) At the Annual Meeting, shareholders elected all of the Company’s nominees for director; approved, on an advisory basis, the Company’s named executive officers’ compensation (“Say on Pay”); and ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2021 (“Auditor Ratification”). Shareholders did not approve the shareholder proposal requesting certain disclosures regarding the Company’s political contributions (“Political Contributions Disclosure”).
Election of Directors
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Ann E. Berman	240,626,137	3,903,853	130,467	8,382,438

Joseph L. Bower	226,492,950	18,030,335	137,172	8,382,438

Charles D. Davidson	242,515,760	2,007,996	136,701	8,382,438

Charles M. Diker	231,696,134	12,825,807	138,516	8,382,438

Paul J. Fribourg	217,140,668	27,276,948	242,841	8,382,438

Walter L. Harris	201,240,444	43,285,015	134,998	8,382,438

Philip A. Laskawy	227,162,185	17,358,013	140,259	8,382,438

Susan P. Peters	242,632,831	1,936,131	91,495	8,382,438

Andrew H. Tisch	231,136,535	13,434,629	89,293	8,382,438

James S. Tisch	237,002,898	7,571,491	86,068	8,382,438

Jonathan M. Tisch	231,401,223	13,173,466	85,768	8,382,438

Anthony Welters	241,516,002	3,025,450	119,005	8,382,438

Management Proposals
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Say on Pay	225,036,783	19,311,390	312,284	8,382,438

Auditor Ratification	247,621,463	5,248,538	172,894	0

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Shareholder Proposal
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Political Contributions Disclosure	76,437,893	167,555,674	666,890	8,382,438

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2021	LOEWS CORPORATION
(Registrant)
By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President, General Counsel and Secretary

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